EXHIBIT 10.17                                                             APPTEC
                                PRICE QUOTATION
                                   Page 1 of 2



August 16, 2005

Michael Wilhelm
ImmuneRegen BioSciences, Inc.                  Phone:   480-922-3926
4021 North 75th Street                         Fax:     480-922-4781
Suite 201                                      Email:   mwilhelm@immuneregen.com
Scottsdale, AZ 85251

Account Number: 4000182   Quote Number: IRB01.080905   Prices Expire: 11/30/2005

Dear Mr. Wilhelm:

In response to your interest in the Feasibility of Developing an HPLC test method we appreciate the opportunity to provide you with the following amended price quotation.


---------------- ---------------------------------------------------------------- ---------------- -----------------
   REFERENCE
    NUMBER                                 DESCRIPTION                            TURNAROUND TIME     UNIT PRICE
---------------- ---------------------------------------------------------------- ---------------- -----------------

     C3302       Feasibility of the Determination of ImmuneRegen's Lyophilized           4            $3,000.00
                 Peptide by HPLC (R&D)                                             After all raw
                 o        AppTec will prepare and qualify standards and           material/reagents
                          determine prospective testing conditions for the           have been
                          sponsor's sample                                           obtained
                 o        AppTec will estimate the limit of quantitiation
                 o        One run of the assay
                 o        A non-QA reviewed R&D report will be issued
--------------------------------------------------------------------------------------------------------------------

Notes:
     o Performance of the Study by AppTec is on a "contract for services" basis. AppTec's sole responsibility with respect to the Services is to perform he Study, as set forth in the Study Protocol or Outline, under prevailing industry standards and applicable regulatory guidelines, and AppTec's Standard Terms and Conditions available for view at www.apptec-usa.com. AppTec will use reasonable efforts to fulfill the Study objectives in a timely and complete manner but AppTec is not guaranteeing that a specific or desired result will be attained from performance of the Study.

     o Upon receipt in the laboratory, if a test article/sample is determined to require special handling or materials, additional fees may apply. If return of samples is requested, additional fees will apply unless sponsor provides a courier account number.

Payment Terms: Invoicing will be as follows: 45% upon initiation of testing and 45% upon completion of a draft report, and 10% upon finalization of the report. The acceptance of the report will not be unreasonably withheld. Terms are net 30 days. Invoices are billed and payable in U.S. dollars only.

Any technical or regulatory questions concerning this testing should be directed to the attention of Theodora Solomos, Project Manager, at 800-622-8820, extension 5662 or to Dr. Jim Bylund, Director of Project Management at 800-622-8820, extension 5540.

Please contact me:

     o when you are ready to proceed so that we can ensure that you have all the required paperwork for submission. (Please note that all submitted samples must be accompanied by the appropriate paperwork.)

     o for information regarding turnaround times and sample requirements. (Information can also be found in the AppTec catalog.)

     o if you have questions regarding this price quote or any other aspect of AppTec's services.


--------------------------------------------------------------------------------
      AppTec Corporate Office * 2540 Executive Drive * St. Paul, MN 55120
                      * 888.794.0077 * www.apptec-usa.com

EXHIBIT 10.17                                                             APPTEC
                                 PRICE QUOTATION
                                   Page 2 of 2




I  can  be   reached  at   888-794-0077,   extension   2014,   or  by  email  at
John.Welch@AppTecLS.com.


Thank you for considering AppTec for your important laboratory services. We look forward to working with you.

Sincerely,

/s/ John Welch
----------------
John Welch
Account Manager


--------------------------------------------------------------------------------
To acknowledge your acceptance of this price quotation, please sign below and return by fax to: Proposal Coordinator at 651-675-2005.

/s/  Michael K. Wilhelm                                    Aug. 17, 2005
--------------------------------------------               -------------
Authorized Signature                                       Date

--------------------------------------------------------------------------------


JW: sma/slt
(IRB01.080905  Amended:: 4000182)







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      AppTec Corporate Office * 2540 Executive Drive * St. Paul, MN 55120
                      * 888.794.0077 * www.apptec-usa.com